UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2010

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34856	36-4673192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Galleria Tower

13355 Noel Road, Suite 950
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On December 17, 2010, The Howard Hughes Corporation (the “Company”) gave notice terminating its management services agreement with Brookfield Advisors LP (“Brookfield Advisors”), dated as of August 6, 2010 (the “Management Agreement”). Pursuant to the Management Agreement, Brookfield Advisors provides the Company with interim executive officers and commercial, technical, administrative and strategic services. Under the terms of the Management Agreement, the Company is permitted to terminate the Management Agreement for any or no reason, effective upon 45 days prior written notice.  Accordingly, the Management Agreement will be terminated effective January 31, 2011.

Brookfield Advisors is an affiliate of Brookfield Asset Management Inc., one of the Company’s stockholders.  David Arthur, a member of the Company’s board of directors, serves as the President and Chief Executive Officer of Brookfield Real Estate Opportunity Fund, a fund for which Brookfield Asset Management Inc. is the principal investor and sponsor.

In September 2010, Brookfield Advisors subcontracted its services under the Management Agreement to TPMC Realty Corporation.  This subcontract will also be terminated effective January 31, 2011.  David R. Weinreb, the Chief Executive Officer of the Company, is also the Chairman and Chief Executive Officer of TPMC Realty Corporation.  Grant Herlitz, the President of the Company, is also the President of TPMC Realty Corporation.

The Management Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference to this Item 1.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Under the Management Agreement, Brookfield Advisors provided the Company with an interim Chief Financial Officer, Rael Diamond. In connection with the termination of the Management Agreement, it is expected that Mr. Diamond will no longer serve as the Company’s Chief Financial Officer effective January 31, 2011.  The Company is currently conducting an executive search for a permanent chief financial officer.

Item 7.01	Regulation FD Disclosure.

On December 20, 2010, the Company announced that (a) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, proposals to be considered for inclusion in the Company’s proxy statement for its annual meeting of stockholders to be held in 2011 (the “2011 Annual Meeting”) must be received by the Company at its principal executive offices no later than January 10, 2011; and (b) proposals or nominations to be considered at the 2011 Annual Meeting (but not included in the Company’s proxy statement) must be received by the Company at its principal executive offices no later than March 24, 2011.

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Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Management Services Agreement, dated August 6, 2010, between The Howard Hughes Corporation and Brookfield Advisors LP (incorporated by reference to Exhibit 10.4 to the Company’s Form 10, filed October 7, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

By:	/s/ Reuben Davidsohn
Reuben Davidsohn
Interim Vice President and Interim Secretary

Date:   December 22, 2010

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